HIGHLAND FUNDS II

Highland Total Return Fund

Highland Fixed Income Fund

Supplement dated October 29, 2020 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2020, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Total Return Fund and Highland Fixed Income Fund, each a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

Upon the recommendation of the Highland Capital Management Fund Advisors, L.P. (“HCMFA”), the investment advisor to Highland Total Return Fund and Highland Fixed Income Fund (each a “Fund”, and together the “Funds”), the Board of Trustees of the Trust has approved the conversion of the Funds’ Class C Shares into Class Y Shares and the subsequent termination of the Funds’ Class C Shares.

The Funds’ Class C Shares will be converted into Class Y Shares on or about November 16, 2020 (the “Effective Date”) and the Class C Shares will be terminated thereafter. Please do not attempt to make the exchange yourself. Accordingly, as of the Effective Date, all references to the Funds’ Class C Shares in the Summary Prospectus, Prospectus and SAI are deleted in their entirety. Shareholders of Class C Shares converted into Class Y Shares will not be subject to any fee, load, or charge to the shareholder. Effective immediately, Class C Shares of the Funds are closed to all new investors.

The conversions are not expected to be taxable events for federal income tax purposes, and should not result in the recognition of gain or loss by shareholders, although each shareholder should consult with his or her own tax advisor. At any time prior to the conversions, shareholders may redeem Class C shares of the Funds. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-PROS-SUPP-1020